Amplify BlackSwan Growth & Treasury Core ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 83.8%		Par	Value
United States Treasury Note/Bond
1.75%, 11/15/2029		$16,843,000	$14,807,695
0.63%, 05/15/2030		18,322,000	14,829,011
0.88%, 11/15/2030		18,298,000	14,821,380
1.63%, 05/15/2031		17,602,000	14,793,243
1.38%, 11/15/2031		18,161,000	14,796,604
2.88%, 05/15/2032		16,353,000	14,760,499
4.13%, 11/15/2032		14,969,000	14,744,465
3.38%, 05/15/2033		15,874,000	14,743,908
4.50%, 11/15/2033		14,560,000	14,729,487
4.38%, 05/15/2034		14,688,000	14,725,867
TOTAL U.S. TREASURY SECURITIES (Cost $151,994,723)			147,752,159

PURCHASED OPTIONS - 15.8%(a)(b)	Notional Amount	Contracts
Call Options - 15.8%			$–
SPDR S&P 500 ETF		–	$–
Expiration: 12/20/2024; Exercise Price: $440.00	83,809,880	1,540	17,983,350
Expiration: 06/20/2025; Exercise Price: $510.00	75,537,736	1,388	9,808,302
Total Call Options			27,791,652
TOTAL PURCHASED OPTIONS (Cost $16,357,654)			27,791,652

SHORT-TERM INVESTMENTS - 0.0%(c)		Shares
Money Market Funds - 0.0%(c)
Dreyfus Treasury Securities Cash Management, 4.38%(d)		6,217	6,217
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(d)		75,470	75,470
TOTAL SHORT-TERM INVESTMENTS (Cost $81,687)			81,687

TOTAL INVESTMENTS - 99.6% (Cost $168,434,064)			$175,625,498
Other Assets in Excess of Liabilities - 0.4%			647,036
TOTAL NET ASSETS - 100.0%			$176,272,534

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify BlackSwan Growth & Treasury Core ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	–	147,752,159	–	147,752,159
Purchased Options	–	27,791,652	–	27,791,652
Money Market Funds	81,687	–	–	81,687
Total Investments	81,687	175,543,811	–	175,625,498

Refer to the Schedule of Investments for additional information.